ITW Conference Call

First Quarter

2005

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2005………………….…Jon Kinney

4.

Q & A………………......…………Group

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and operating results for the second quarter and full-year 2005 and the company’s earnings and acquired revenue forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food service and retail, or commercial real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the
European Community and Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines,
(5) an unfavorable environment for making acquisitions or dispositions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 203-369-0858

No pass code necessary

Telephone replay available through midnight of May
3, 2005

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2004

2005

Q1

Q1

Amount

%

Operating Revenues

2,710.3

3,074.3

364.0

13.4%

Operating Income

447.6

477.9

30.3

6.8%

% of Revenues

16.5%

15.5%

-1.0%

Income From Continuing Operations

Income Amount

290.0

312.3

22.3

7.7%

Income Per Share-Diluted

0.93

1.06

0.13

14.0%

Average Invested Capital

7,126.4

8,142.4

(1,016.0)

-14.3%

Return on Average Invested Capital

16.6%

15.8%

-0.8%

Free Operating Cash Flow

278.0

254.3

(23.7)

-8.5%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

6.1%

15.2%

1.4%

Nonvolume-related

-

-11.8%

-1.8%

Total

6.1%

3.4%

-0.4%

Acquisitions / Divestitures

6.2%

2.2%

-0.6%

Translation

2.3%

2.1%

-

Impairment

-

2.3%

0.3%

Restructuring

-

0.3%

0.1%

Leasing & Investments

-0.6%

-3.5%

-0.4%

Intercompany

-0.6%

-

-

Total

13.4%

6.8%

-1.0%

ITW
Leasing & Investments

2004

2005

Q1

Q1

Amount

%

Operating Revenues

38.7

22.6

(16.1)

-41.6%

Operating Income

34.8

18.8

(16.0)

-46.0%

Operating Margins

89.9%

83.1%

-6.8%

F(U) Last Year

ITW
Non Operating & Taxes

2004

2005

Q1

Q1

Amount

%

Operating Income

447.6

477.9

30.3

6.8%

Interest Expense

(15.9)

(18.7)

(2.8)

Other Income

7.7

3.4

(4.3)

Income From Continuing Operations-P/T

439.4

462.6

23.2

5.3%

Income Taxes

149.4

150.3

(0.9)

% to Pre Tax Income

34.0%

32.5%

1.5%

Income From Continuing Operations-A/T

290.0

312.3

22.3

7.7%

F(U) Last Year

ITW
Invested Capital

3/31/04

12/31/04

3/31/05

Trade Receivables

1,909.6

2,054.6

2,132.5

Days Sales Outstanding

63.4

60.6

62.4

Inventories

1,070.5

1,281.2

1,361.4

Months on Hand

1.8

1.9

2.0

Other Current Assets

386.2

319.0

309.4

Accounts Payable & Accruals

(1,647.4)

(1,647.4)

(1,585.3)

Operating Working Capital

1,718.9

2,007.4

2,218.0

% to Revenue(Prior 4 Qtrs.)

16%

17%

18%

Net Plant & Equipment

1,783.2

1,876.9

1,875.2

Investments, net of  L&I Debt

659.9

833.5

850.3

Goodwill

2,618.1

2,753.1

2,848.7

Other, net

505.4

534.9

486.7

Invested Capital

7,285.5

8,005.8

8,278.9

ITW
Debt & Equity

3/31/04

12/31/04

3/31/05

Total Capital

Short Term Debt

51.4

203.5

786.0

Long Term Debt

920.8

921.1

967.9

Total Debt

972.2

1,124.6

1,753.9

Stockholders' Equity

8,234.1

7,627.6

7,708.7

Total Capital

9,206.3

8,752.2

9,462.6

Less:

Leasing & Investments Debt

(191.8)

(79.0)

(130.8)

Cash

(1,729.0)

(667.4)

(1,052.9)

Net Debt & Equity

7,285.5

8,005.8

8,278.9

Debt to Total Capital

11%

13%

19%

ITW
Cash Flow

2004

2005

Q1

Q1

Net Income

290.2

312.3

Adjust for Non-Cash Items

60.4

186.0

Changes in Operating Assets & Liabilities

(30.9)

(195.4)

Net Cash From Operating Activities

319.7

302.9

Additions to Plant & Equipment

(60.5)

(64.0)

Proceeds from Investments

18.8

15.4

Free Operating Cash Flow

278.0

254.3

Stock Repurchase

-

(189.7)

Acquisitions

(183.7)

(188.4)

Purchase of Investments

(14.6)

(70.7)

Dividends

(73.9)

(81.7)

Debt

(16.7)

630.8

Other

55.5

31.0

Net Cash Increase/(Decrease)

44.6

385.6

ITW
Return on Average Invested Capital

2004

2005

F(U)

Current Quarter

Q1

Q1

Prior Yr.

Operating Income after Taxes

295.4

322.6

27.2

Operating Margins

11.0%

10.5%

-0.5%

Average Invested Capital

7,126.4

8,142.4

(1,016.0)

Capital Turnover

1.52

1.51

(0.01)

Return on Average Invested Capital

16.6%

15.8%

-0.8%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

247

168

78

131

151

-

-

-

Purchase Price

Cash Paid

184

193

62

149

188

-

-

-

Stock Issued

2

-

-

-

-

-

-

-

Total

186

193

62

149

188

-

-

-

Number of Acquisitions

North America

Engineered Products

2

1

1

1

1

-

-

-

Specialty Systems

-

1

1

1

1

-

-

-

International

Engineered Products

5

2

-

1

-

-

-

-

Specialty Systems

3

4

1

-

1

-

-

-

Total

10

8

3

3

3

-

-

-

2004

2005

Key Economic Data

March ’05 ISM: declined to 55.2% from 58.6% in
December ’04 ; new order index also decreased to 57.1%
from 67.4% in the same time period

US Industrial Production (ex. Tech.): +3.1% in March ’05
compared to +4.1% in December ’04

Euro-Zone Purchasing Managers’ Index: 50.4% in
March ’05 versus 51.4% in December ’04

Euro-Zone Industrial Production: +2.0% in most recent
reported month versus +0.4% in November ’04

ITW
Engineered Products - North America

2004

2005

Q1

Q1

Amount

%

Operating Revenues

812.8

918.3

105.5

13.0%

Operating Income

138.2

144.4

6.2

4.5%

Operating Margins

17.0%

15.7%

-1.3%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

3.2%

7.9%

0.8%

Nonvolume-related

-

-9.5%

-1.6%

Total

3.2%

-1.6%

-0.8%

Acquisitions / Divestitures

9.6%

4.6%

-0.7%

Translation

0.2%

0.2%

-

Impairment

-

1.4%

0.2%

Restructuring

-

-0.1%

-

Total

13.0%

4.5%

-1.3%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: +3% for Q1 ’05

ITW construction (Paslode/Buildex/Ramset/ITW Brands)
base revenues: +7% for Q1 ’05;

            - new housing / renovation both grew 8% to 10% in Q1 ’05

            - commercial increases 3% to 5% in Q1 ’05

Wilsonart base revenues were flat

            - basic laminate revenues modestly increased in Q1 ’05 while flooring revenues were sluggish

Engineered Products - North America
Key Points

Auto base revenues: -1% for Q1 ’05

Big 3 build rates: -9% for Q1 ’05

GM: -13%

Ford: -9%

Chrysler: -3%

Transplants: +7%

Big 3 inventories: 79 days at 3-31-05

GM: 78 days

Ford: 82 days

Chrysler: 77 days

Transplants: 54 days

ITW build estimates for 2005:

Q2: -5%

FY: -4% to -5%

Industrial: base revenues +7% for Q1 ’05

Top performers: Minigrip/ZipPak, Fibre Glass Evercoat,
Engineered Polymers, Fluid Products

ITW
Engineered Products - International

2004

2005

Q1

Q1

Amount

%

Operating Revenues

523.6

645.7

122.1

23.3%

Operating Income

64.4

84.2

19.8

30.7%

Operating Margins

12.3%

13.0%

0.7%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

3.0%

9.8%

0.8%

Nonvolume-related

-

-8.2%

-1.0%

Total

3.0%

1.6%

-0.2%

Acquisitions / Divestitures

15.0%

7.3%

-1.0%

Translation

5.3%

6.7%

0.1%

Impairment

-

13.1%

1.6%

Restructuring

-

2.0%

0.2%

Total

23.3%

30.7%

0.7%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +8% in Q1 ’05

Europe: +11% growth (strength in UK, France)

Austral-Asia: Flat (retail weaker; commercial stronger)

Wilsonart Intl.: +17% (good activity in China, Germany,
and U.K.)

Automotive base revenues: -3% in Q1 ’05

Builds: +1% in Q1 ’05

Fiat: -16.1%; VW: -4.9%; Daimler/Chrysler: -1.5%;
BMW: +21.7%; Peugeot: +8.4%; GM: +8.0%

ITW forecasting FY ’05 builds: +2%

Industrial base revenues: +2% in Q1 ’05

Top performers: polymers  and fluid products

ITW
Specialty Systems - North America

2004

2005

Q1

Q1

Amount

%

Operating Revenues

909.3

1,005.9

96.6

10.6%

Operating Income

150.6

176.6

26.0

17.3%

Operating Margins

16.6%

17.6%

1.0%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

9.8%

24.5%

2.2%

Nonvolume-related

-

-10.7%

-1.6%

Total

9.8%

13.8%

0.6%

Acquisitions / Divestitures

0.4%

0.4%

-

Translation

0.4%

0.5%

-

Impairment

-

-0.1%

-

Restructuring

-

2.7%

0.4%

Total

10.6%

17.3%

1.0%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: approximately 20% growth in
Q1 ’05 due primarily to stronger equipment sales to
construction and variety of other end markets;
consumables and components units also grew sales

Food Equipment base revenues: +9% in Q1 ’05;
growth due to restaurant/institutional customers and
parts/service

Marking and Decorating: approximately 20% growth
in Q1 ’05; strength in hot melt business units

Industrial Packaging: Signode base revenues grew 4%
in Q1 ’05 ; consumables / machinery both showed
improvement

ITW
Specialty Systems - International

2004

2005

Q1

Q1

Amount

%

Operating Revenues

520.2

592.8

72.6

14.0%

Operating Income

59.6

53.9

(5.7)

-9.6%

Operating Margins

11.5%

9.1%

-2.4%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

6.8%

23.5%

1.8%

Nonvolume-related

-

-30.9%

-3.3%

Total

6.8%

-7.4%

-1.5%

Acquisitions / Divestitures

1.8%

-2.7%

-0.5%

Translation

5.4%

6.5%

0.2%

Impairment

-

0.4%

0.1%

Restructuring

-

-6.4%

-0.7%

Total

14.0%

-9.6%

-2.4%

% F(U) Prior Year

Specialty Systems - International
Key Points

Signode base revenues continued strong growth in Q1
’05:

      -Europe: +15%

      -Asia/Pacific: +16%

Food Equipment: base revenues +7% in Q1 ’05;
growth from Germany, U.K. and Asia

Welding: base revenue grew 15% in Q1 ’05; Europe
and Asia strong

ITW
2005 Forecast

Mid

Low

High

Point

2nd Quarter

Base Revenues

4.7%

6.7%

5.7%

Income Per Share-Diluted

$1.30

$1.36

$1.33

%F(U) 2004

12%

17%

15%

Full Year

Base Revenues

4.6%

6.1%

5.3%

Income Per Share-Diluted

$5.06

$5.20

$5.13

%F(U) 2004

15%

18%

17%

ITW 2005 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $600 to $800
million range.

Restructuring cost of $30 to $50 million.

Leasing & Investments income of $65 to
$75 million, which is lower than 2004 by
$55 to $65 million.

Tax rate of 32.5% for the first quarter and
the year.

ITW Conference Call

 Q & A

First Quarter

2005